Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Keyuan Petrochemicals, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Feng Chen, Chief Executive Officer, Chief Financial Officer and Vice President of Accounting of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:  November 7, 2016

/s/ Feng Chen
Feng Chen
Chief Executive Officer, Chief Financial Officer and Vice President of Accounting